United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 18, 2026

Date of Report (Date of earliest event reported)

Trailblazer Merger Corporation I

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41668	87-3710376
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

510 Madison Avenue, Suite 1401 New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 586-8224

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	TBMC	The Nasdaq Stock Market LLC
Rights	TBMCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submissions of Matters to a Vote of Security Holders.

Trailblazer Merger Corporation I, a Delaware corporation (“TBMC”), held a Special Meeting of Stockholders (the “Special Meeting”) on February 18, 2026 at 10:00 a.m. Eastern Time. The Special Meeting was held via teleconference. There were 2,202,205 shares of the Company’s common stock present at said meeting in person or represented by proxy, which is 89.80% of the total outstanding shares, thereby constituting a quorum. Summarized below are the results of the matters voted on at the Special Meeting.

Proposal 1 - The Merger Proposal — to consider and vote upon a proposal to approve the merger agreement, dated as of July 22, 2024, (as amended, the “Merger Agreement”), by and among TBMC, Trailblazer Merger Sub, Ltd., an Israeli company and a direct, wholly-owned subsidiary of TBMC, Trailblazer Holdings, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of TBMC (“Holdings”) and Cyabra Strategy Ltd., a private company organized in Israel and the transactions contemplated thereby (collectively referred to as, the “Business Combination”), a copy of which is attached to the joint proxy statement/prospectus as Annex A. In connection with the Business Combination, Holdings (at such stage, referred to herein as the “Combined Company”) will be renamed “Cyabra, Inc.”.

Approval of the Merger Proposal required the affirmative vote of the majority of the issued and outstanding shares of the Company’s common stock (the “Common Stock”). The Merger Proposal received the following votes:

For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding	Broker Non-Vote
2,195,659	89.53%	6,046	0.25%	500	0.00%	0

The proposal was approved.

Proposal Number 2 - The Charter Amendment Proposal — to adopt the proposed amended and restated certificate of incorporation of the Combined Company, a copy of which is attached to the accompanying proxy statement/prospectus as Annex B . Approval of the Charter Amendment Proposal required the vote of the majority of the issued and outstanding shares of Common Stock. The Charter Amendment Proposal received the following votes:

For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding	Broker Non-Vote
2,195,658	89.53%	6,047	0.25%	500	0.02%	0

The proposal was approved.

Proposal 3 - The Governance Proposal — to approve and adopt, on a non-binding advisory basis, nine separate governance proposals set forth in the Proposed Certificate of Incorporation and the proposed amended and restated bylaws of the Combined Company (the “Proposed Bylaws”) in the form attached to the accompanying proxy statement/prospectus as Annex C. Approval of the Governance Proposal required the vote of the majority of the issued and outstanding shares of Common Stock, present in person by virtual attendance or represented by proxy and entitled to vote at the Special Meeting the. The Governance Proposal received the following votes:

	For	% of Shares Present	Against	% of Shares Present	Abstain	% of Shares Present	Broker Non-Vote
Proposal 3A	2,195,159	99.68%	6,546	0.30%	500	0.02%	0
Proposal 3B	2,195,637	99.70%	6,068	0.28%	500	0.02%	0
Proposal 3C	2,195,659	99.70%	6,046	0.27%	500	0.02%	0
Proposal 3D	2,195,648	99.70%	6,047	0.27%	510	0.02%	0
Proposal 3E	2,195,643	99.70%	6,046	0.27%	516	0.02%	0
Proposal 3F	2,195,648	99.70%	6,047	0.27%	510	0.02%	0
Proposal 3G	2,195,649	99.70%	6,056	0.27%	500	0.02%	0
Proposal 3H	2,195,648	99.70%	6,047	0.27%	510	0.02%	0
Proposal 3I	2,190,274	99.70%	6,046	0.28%	506	0.02%	0

The proposal was approved.

Proposal 4 – The First Nasdaq Proposal – to consider and vote upon, for purposes of complying with Nasdaq Listing Rules 5635 (a) and (b), the issuance of Holdings common stock pursuant to the Merger Agreement in an amount greater than 20% of the number of outstanding shares of Common Stock before such issuance and the resulting change in control in connection with the Business Combination . Approval of the First Nasdaq Proposal required the affirmative vote of the holders of a majority of the shares of Common Stock, present in person by virtual attendance or represented by proxy and entitled to vote at the Special Meeting. The First Nasdaq Proposal received the following votes:

For	% of Shares Present	Against	% of Shares Present	Abstain	% of Shares Present	Broker Non-Vote
2,195,649	99.70%	6,046	0.27%	510	0.02%	0

Proposal 5 - The Second Nasdaq Proposal — to consider and vote upon a proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635 (d), the issuance of the shares of Holdings common stock upon the conversion of the Holdings Series B preferred stock and the PIPE warrants issued in connection with the PIPE investment upon the consummation of the Business Combination in an amount greater than 20% of the number of outstanding shares of Common Stock before such issuance. Approval of the Second Nasdaq Proposal required the affirmative vote of the holders of a majority of the shares of Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Special Meeting. The Second Nasdaq Proposal received the following votes:

For	% of Shares Present	Against	% of Shares Present	Abstain	% of Shares Present	Broker Non-Vote
2,195,643	99.70%	6,052	0.27%	510	0.02%	0

The proposal was approved.

Proposal Number 6 - The Incentive Plan Proposal — to approve and adopt the Cyabra, Inc. 2026 Omnibus Equity Incentive Plan in connection with the Business Combination. Approval of the Incentive Plan Proposal required the affirmative vote of the holders of a majority of the shares of Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Special Meeting. The Incentive Plan Proposal received the following votes:

For	% of Shares Present	Against	% of Shares Present	Abstain	% of Shares Present	Broker Non-Vote
2,195,644	99.70%	6,051	0.27%	510	0.02%	0

The proposal was approved.

Proposal 7 - The Adjournment Proposal — to consider and vote upon a proposal to approve the adjournment of the TBMC Special Meeting by the chairman thereof to a later date, if necessary, under certain circumstances, including for the purpose of soliciting additional proxies in favor of the Merger Proposal, in the event TBMC does not receive the requisite stockholder vote to approve such proposal. Approval of the Adjournment Proposal required a majority of votes cast at the TBMC Special Meeting vote “FOR” the TBMC Adjournment Proposal. The Adjournment Proposal received the following votes:

For	% of Shares Present	Against	% of Shares Present	Abstain	% of Shares Present	Broker Non-Vote
2,195,637	99.70%	6,052	0.27%	516	0.02%	0

Since all the other proposals had received the required approval, this proposal was rendered moot and not presented at the Special Meeting on February 18, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2026

TRAILBLAZER MERGER CORPORATION I

By:	/s/ Yosef Eichorn
Name:	Yosef Eichorn
Title:	Chief Executive Officer

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